SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON DC  20549

                                  FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                         Date of Report: October 9, 2001
                        ---------------------------------
                        (Date of earliest event reported)




                            VEREX LABORATORIES, INC.
              -----------------------------------------------------
              (Exact Name of Registrant as Specified in its Charter




           Colorado                  0-11232                 84-0580695
    ------------------------    ---------------------    -------------------
    (State of Incorporation)    (Commission File No.)    (I.R.S. Employer
                                                          Identification No.)




         14 Inverness  Drive East, D-100, Englewood, Colorado 80112
         ----------------------------------------------------------
           (Address and Zip Code of Principal Executive Offices)




      Registrant's telephone number including area code: (303) 799-4499
                                                         --------------


                              (Not Applicable)
        ------------------------------------------------------------
        Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On October 9, 2001, Registrant replaced Balukoff Lindstrom & Co., P.A. ("BL&Co.") as Registrant's principal accountant and engaged the services of KPMG LLP. BL&Co. was Registrant's auditor for the year ended June 30, 2000.

     The decision to replace BL&Co. was approved by unanimous written consent of the Board of Directors of the Registrant on September 18, 2001.

     There have been no disagreements between BL&Co. and Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The term "disagreement" is utilized in accordance with Item 304 of Regulation S-K.

     Registrant provided BL&Co. with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that BL&Co. furnish it with a letter, addressed to the Securities and Exchange Commission, indicating that it agrees with the statements contained in this Current Report on Form 8-K and, if it does not agree, indicating the statements with which it does not agree. BL&Co. provided such letter dated October 9, 2001, stating that they agreed with the statements made in the disclosure set out in Item 4 of this Form 8-K, a copy of which letter is attached hereto as Exhibit 16.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      Listed below are the exhibits filed as a part of this report.

      EXHIBITS:

      Exhibit
      Number     Description              Location
      -------    -----------              --------

       16        Accountant's Letter      Filed herewith electronically















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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 VEREX LABORATORIES, INC.



                                 By:  /s/ Patrick Bols
Date: October 9, 2001                 ---------------------------------
                                      Patrick Bols, President
































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